UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 16, 2015

K12 Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon,
Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 483-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of K12 Inc. (the “Company”) was held on December 16, 2015.  The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to this meeting, which describe in detail each of the four proposals submitted to stockholders at the meeting.  At the annual meeting, the Company’s stockholders voted on Proposals 1,2 and 4, and the Company adjourned the annual meeting with respect to Proposal 3. The following is a brief description of each matter and the results of each matter voted upon, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1: Election of Directors

The nine nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders and/or until their successors are duly elected or appointed. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Craig R. Barrett	29,883,101	229,376	6,718,334
Guillermo Bron	29,724,516	387,961	6,718,334
Fredda J. Cassell	29,890,838	221,639	6,718,334
Adam L. Cohn	29,732,710	379,767	6,718,334
Nathaniel A. Davis	28,314,071	1,798,406	6,718,334
John M. Engler	29,732,710	379,767	6,718,334
Steven B. Fink	29,729,961	382,516	6,718,334
Jon Q. Reynolds, Jr.	29,199,243	913,234	6,718,334
Andrew H. Tisch	26,803,261	3,309,216	6,718,334

Proposal 2: Advisory Vote on Executive Compensation

Not approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement. There were 14,074,955 votes for the proposal, 16,018,794 votes against the proposal, 18,728 abstentions and 6,718,334 broker non-votes. Broker non-votes are not included in the tabulation of voting results for this proposal.

Proposal 3: Approval of Amendment to 2007 Equity Incentive Award Plan

The Company adjourned the annual meeting to allow for additional time for stockholders to vote on Proposal 3 to amend the Company’s 2007 Equity Incentive Award Plan. The annual meeting will reconvene on December 24, 2015 at 12:00 p.m., Eastern time, at the Company’s headquarters located at 2300 Corporate Park Drive, Herndon, Virginia 20171 for the purpose of holding a stockholder vote on Proposal 3. There were 14,881,319 votes for the proposal, 15,212,251 votes against the proposal, 18,907 abstentions and 6,718,334 broker non-votes. Broker non-votes are not included in the tabulation of voting results for this proposal.

Proposal 4: Ratification of Appointment of Independent Auditor

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 was ratified with 36,747,452 votes for, 57,843 votes against, and 25,516 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

/s/ Howard D. Polsky

Date: December 21, 2015	Name:	Howard D. Polsky
	Title:	General Counsel and Secretary